Ekso Bionics Announces Acquisition of Human Motion and Control Business Unit Including Indego® Product Line From Parker Hannifin Corporation
Broadens Ekso Bionics’ product portfolio into home use
Adds Vanderbilt University as a key commercial and research partner
Acquisition consolidates leading lower extremity robotic companies
Ekso President and COO Scott Davis promoted to Chief Executive Officer; Steven Sherman to remain Chairman, appointed Executive Chair
SAN RAFAEL, Calif., December 5, 2022 -- Ekso Bionics (Nasdaq: EKSO) (the “Company”), an industry leader in exoskeleton technology for medical and industrial use, today announced the acquisition of the Human Motion and Control (“HMC”) Business Unit from Parker Hannifin Corporation (“Parker”), a global leader in motion and control technologies. The acquisition includes the Indego lower limb exoskeleton line of products as well as the planned development of robotic assisted orthotic and prosthetic devices.
This complementary acquisition expands Ekso’s product offering across the continuum of care to home and community use markets, grows Ekso’s product pipeline and adds strategic relationships with key commercial and research partners, including Vanderbilt University. The collaboration with Vanderbilt is expected to provide a path for future research and product development.
“The strategic acquisition of Parker’s uniquely-powered and adjustable Indego exoskeletons significantly builds our product offering and extends our market opportunity to the home,” said Steven Sherman, Chairman and Executive Chair of Ekso Bionics. “With the addition of HMC, we intend to grow our global footprint and increase our market position in lower extremity robotic products driven by our shared innovations and leading-edge technologies.”
Parker’s devices are FDA-cleared lower-limb powered exoskeletons that enable task-specific, overground gait training to patients with weakness or paralysis in their lower extremities. Products include Indego Personal, a light-weight exoskeleton for safe use in most home and community environments, and Indego Therapy, an adjustable exoskeleton for patients with spinal cord injury and stroke complementing Ekso’s product offering in outpatient facilities.
“Indego is one of the most advanced and broadest range of powered and intelligent devices for home use, which represents a strategic fit for Ekso,” said Scott Davis, Chief Executive Officer of Ekso Bionics. “This acquisition is expected to contribute immediately to our top-line results, improve operating efficiencies and establish Ekso as a leader in lower extremity robotics. Moving forward, we plan to continue exploring future growth opportunities that align with our strategy.”
The combined companies have made significant investments into developing world-class technology and distribution with devices deployed in over 400 institutions used by thousands of patients worldwide. Highlighted by a product commercialization strategy with Vanderbilt University that spans a decade, the acquisition of HMC brings Ekso an elite academic partner to help power new product development.
Ekso Bionics acquired all of Parker’s HMC global business assets in the U.S. and Europe for an aggregate purchase price of $10 million. Ekso paid $5 million at closing and delivered a $5 million subordinated, unsecured zero coupon note payable quarterly over four years, commencing December 31, 2023.
“We are pleased to have finalized an agreement with Ekso Bionics as a strategic buyer for our Human Motion and Control business,” said Mark Czaja, Vice President - Chief Technology and Innovation Officer of Parker. “This is a great technology with an outstanding team that has built a highly differentiated product offering to help improve gait performance and outcomes for people living with mobility impairments. The acquisition will allow Ekso to leverage their robust commercial and clinical teams to ultimately enable this important technology to reach more patients in need across the continuum of care.”
Ekso Bionics Leadership Transition
In connection with the acquisition, Mr. Sherman resigned as the Company’s Chief Executive Officer, and the Ekso Bionics Board of Directors appointed Mr. Davis as Chief Executive Officer, each effective immediately. Mr. Davis has served as the Company’s President and Chief Operating Officer since January 2022. Mr. Sherman will continue to serve as Chairman of the Board and will begin serving as Executive Chair of the Company.
“I am proud of our recent accomplishments to position Ekso for long-term growth, culminating with today’s important acquisition,” said Mr. Sherman. “I offer my congratulations to Scott on his well-deserved promotion. On behalf of the Board, we have the utmost confidence that he will sustain our growth momentum and maximize shareholder value.”
About Ekso Bionics®
Ekso Bionics® is a leading developer of exoskeleton solutions that amplify human potential by supporting or enhancing strength, endurance and mobility across medical and industrial applications. Founded in 2005, the Company continues to build upon its industry-leading expertise to design some of the most cutting-edge, innovative wearable robots available on the market. Ekso Bionics is the only known exoskeleton company to offer technologies that range from helping those with paralysis to stand up and walk, to enhancing human capabilities on job sites across the globe. The Company is headquartered in the San Francisco Bay Area and is listed on the Nasdaq Capital Market under the symbol “EKSO.” For more information, visit: www.eksobionics.com or follow @EksoBionics on Twitter.
About Indego
With dedicated therapy and personal use exoskeletons, Indego provides solutions that address the complete continuum of care – from acute rehabilitation to home and community ambulation. Indego Therapy is cleared by the FDA for use with spinal cord injury patients with injury levels C7 to L5, and for individuals with hemiplegia (with motor function of 4/5 in at least one upper extremity) due to cerebrovascular accident (CVA) to perform ambulatory functions in rehabilitation institutions. Indego Personal is cleared by the FDA to enable individuals with spinal cord injury at levels T3 to L5 to perform ambulatory functions in their home and community. Indego Therapy and Indego Personal are also commercially available in Europe, having received the CE Mark in November 2015. To learn more about Indego Therapy or Indego Personal, visit www.indego.com.
Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements may include, without limitation, statements regarding the plans, objectives and expectations of management with respect to the Company’s industry, growth and strategy, the expected benefits of this acquisition, potential technological and operational improvements, the Company’s growth prospects, and the assumptions underlying or relating to the foregoing. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing to fund and grow the Company's operations and necessary to develop or enhance the Company’s technology, the significant length of time and resources associated with the development of the Company's products, the Company's failure to achieve broad market acceptance of the Company's products, the failure of the Company’s sales and marketing efforts or of partners to market the Company’s products effectively, adverse results in future clinical studies of the Company's medical device products, the failure of the Company to obtain or maintain patent protection for the Company's technology, the failure of the Company to obtain or maintain regulatory approval to market the Company's medical devices, lack of product diversification, existing or increased competition, disruptions in the Company’s supply chain due to the outbreak of the COVID-19 virus and the emergence of new, more infectious variants, the Company’s ability to successfully integrate the acquired business and its personnel, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC, including the Company’s most recently filed Annual Report on Form 10-K. To learn more about Ekso Bionics please visit the Company’s website at www.eksobionics.com or refer to the Company’s Twitter page at @EksoBionics. Any forward-looking statements made in this press release speak only as of the date of this press release. The Company does not undertake to update these forward-looking statements, except as required by law.
Contacts:
Investors:
David Carey
FINN Partners
212-867-1768
investors@eksobionics.com

Media:
Erich Sandoval
FINN Partners
917-497-2867
Erich.Sandoval@finnpartners.com
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